                                                                   EXHIBIT 10.27

                      SCHEDULE TO INDEMNIFICATION AGREEMENT

       The following is a list of the current directors and senior executive officers of Genzyme Corporation who are party to an Indemnification Agreement, the form of which was filed as Exhibit 10.34 to our Form 10-K for 1990:

                         Constantine E. Anagnostopoulos;
                                Mara G. Aspinall;
                                 Mark Bamforth;
                             Douglas A. Berthiaume;
                                 Henry E. Blair;
                              Robert J. Carpenter;
                              Earl M. Collier, Jr.;
                               Charles L. Cooney;
                                Zoltan A. Csimma;
                              Thomas J. DesRosier;
                               Richard H. Douglas;
                                 Victor J. Dzau;
                                David D. Fleming;
                               James A. Geraghty;
                            Elliott D. Hillback, Jr.;
                                Alison F. Lawton;
                                 Evan M. Lebson;
                                  Roger Louis;
                                Connie Mack III;
                                Gail J. Maderis;
                               John M. McPherson;
                               C. Ann Merrifield;
                              Richard A. Moscicki;
                             Donald E. Pogorzelski;
                                 Alan E. Smith;
                               Sandford D. Smith;
                                Henri A. Termeer
                                Peter T. Traynor;
                               Christine van Heek;
                                G. Jan van Heek;
                                Peter Wirth; and
                                Michael S. Wyzga.